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                                                               Exhibit 10.1(z)

                                    AMENDMENT
                                     TO THE
                           1999 SAUER INC. BONUS PLAN

         1. Article V of the 1999 Sauer Inc. Bonus Plan (the "Plan") provides that it may be amended by action of the Compensation Committee of the Board of Directors ("Compensation Committee") of Sauer Inc. (the "Company"). In accordance with the provisions of that paragraph and pursuant to resolutions duly adopted by the Compensation Committee, the Plan is hereby amended as follows:

         Paragraphs 1. and 2. of Article I are deleted in their entirety and the following are substituted in place thereof:

              1.           The "Plan" means this 1999 Sauer-Danfoss Inc. Bonus
                     Plan with all amendments and supplements hereafter made.

              2.           The "Company" means Sauer-Danfoss Inc., a Delaware
                     stock corporation, its successors, and the surviving companies or corporations resulting from any merger or consolidation of Sauer-Danfoss Inc. with any other corporation or partnership.

         2. The changes made by this Amendment shall be subject to, and effective upon, the completion of the combination of the fluid power business of Danfoss A/S and the Company.

                                                 The above Amendment was
                                                 duly adopted by resolutions
                                                 passed by the Compensation
                                                 Committee of the Board of
                                                 Directors of the Company at
                                                 its meeting held on
                                                 March 3, 2000



                                                 ----------------------------
                                                 Johannes Kirchhoff, Chairman
                                                 Compensation Committee